UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-5037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2011

Item 1. Reports to Stockholders.

ANNUAL REPORT
Year Ended
March 31, 2011

Hodges Mutual Funds
May 27, 2011

Dear Shareholder:

We are pleased to share that the Hodges Funds have experienced positive performances for the fiscal year ending on March 31, 2011. As the market continued its upward trend over the past twelve months, all five of our mutual fund strategies generated positive returns.

Average Annual Total Returns
as of March 31, 2011 (Class R)
					Since
	1 Year	3 Year*	5 Year*	10 Year*	Inception*
Hodges Fund (10/9/92)	17.73%	-1.09%	-0.19%	10.31%	9.70%
S&P 500® Index	15.65%	2.35%	2.62%	3.29%	8.77%
Hodges Small Cap Fund (12/18/07)	36.76%	10.53%	N/A	N/A	7.84%
Russell 2000® Index	25.79%	8.57%	3.35%	7.87%	4.96%
Lipper Small-Cap Core
Peer Group Average	25.20%	8.10%	3.33%	8.67%	11.19%
Hodges Blue Chip 25 Fund (9/10/09)	8.73%	N/A	N/A	N/A	10.43%
Russell 1000® Index	16.69%	2.98%	2.93%	3.83%	19.98%
Hodges Equity Income Fund (9/10/09)	16.69%	N/A	N/A	N/A	17.95%
S&P 500® Index	15.65%	2.35%	2.62%	3.29%	18.96%
Hodges Pure
Contrarian Fund (9/10/09)	16.24%	N/A	N/A	N/A	22.82%
S&P 500® Index	15.65%	2.35%	2.62%	3.29%	18.96%

30 Day SEC Yield for the Hodges Equity Income Fund:  2.09%
30 Day Unsubsidized SEC Yield for the Hodges Equity Income Fund:  1.61%

*  Annualized

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224, or visiting www.hodgesmutualfunds.com. The Funds impose a 1.00% redemption fee on shares held less than thirty days. Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

				Equity	Pure
	Hodges	Small Cap	Blue Chip	Income	Contrarian
	Fund	Fund	25 Fund	Fund	Fund
Gross Expense Ratio	1.37%	2.02%	5.04%	4.97%	4.50%
Net Expense Ratio	1.37%	1.40%**	1.30%**	1.30%**	1.40%**

**
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses through July 31, 2011 and may continue for an indefinite period thereafter. This figure excludes Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses.

Hodges Mutual Funds

Over the past few months an improving economy and further recovery in corporate earnings provided a favorable backdrop for most U.S. stocks. We have been especially encouraged with the market’s recent resilience to negative headlines involving geopolitical unrest, the devastating tragedy in Japan, and government budgetary issues.  Although a healthy dose of skepticism among the investing public still exists, we view the market’s recent relative strength as a function of improving underlying fundamentals in corporate earnings.  Over the past twelve months, the Hodges Funds’ research team has made over 2,000 contacts with more than 500 public company management teams, as well as conducted numerous channel checks.  Key observations include:

•Capital spending appears to be picking up across multiple industries
•Corporations are experiencing a general improvement in revenue visibility
•Credit conditions are better than a year ago
•Merger & acquisition activity is likely to continue at a brisk pace
•Most companies are seeing clear signs of inflationary cost pressures

Although the S&P 500® Index (“S&P Index”) has more than doubled from the low reached in March 2009, consensus earnings estimates have roughly doubled from the recession low, and the PE multiple for the S&P 500 remains almost flat at 14-15X forward earnings expectations.  Furthermore, it is our view that domestic equity markets remain favorably valued relative to the risk-adjusted returns on most other asset classes such as real estate, commodities, and bonds.

We believe the next phase of the current bull market will likely require a greater emphasis on individual stock selection. As for individual stock selection, our long-term, bottom-up investment strategy has not changed, and we continue to focus on fundamentally sound businesses that offer greater upside potential relative to downside risk.  Although stock selection criteria will vary across our different fund strategies, the Hodges Funds are generally focusing on individual stocks that exhibit the following characteristics:

•Strong balance sheets and ability to access capital
•Low cost production relative-to-peers
•High barriers to entry
•Pricing power
•High levels of tangible assets value relative to their market cap
•Exposure to new or emerging markets

Hodges Fund (HDPMX) -

The Hodges Fund’s one year return for the period ending March 31, 2011 was 17.73% compared to a 15.65% gain in the S&P 500.  Although many energy, consumer, and industrial related holdings did well during this period,

Hodges Mutual Funds

the Fund holds investments in several sectors that have recently lagged the broader market such as media and airline stocks.

The multi-cap strategy that is deployed in the Hodges Fund remains concentrated among investments where we have the highest conviction. The Fund held 34 positions at the end of the recent quarter. Belo Corp (BLC) 8.04% remains our largest position, followed by A.T. Cross (ATX) 6.38%, PriceSmart (PSMT) 5.88%, Texas Pacific Land Trust (TPL) 5.69%, Transocean (RIG) 4.90%, Sandridge Energy (SD) 4.43%, Wal-Mart Stores (WMT) 4.09%, Southwest Airlines (LUV) 3.97%, Texas Industries (TXI) 3.91%, and Union Pacific (UNP) 3.87%.

During the past several months we continued to take some profits in a few stocks that made big moves from the market’s bottom, sold a few underperformers, and increased the size of several positions that offer attractive upside potential relative to their downside risk. For example, we sold our entire holdings of Aegean Marine Petroleum (ANW) after a series of disappointing developments tempered our conviction in the company’s investment merits.  In addition, the Hodges Fund harvested a few profits in Belo Corporation (BLC) 8.04% and Cinemark Holdings (CNK) 2.42%.  During the first quarter of 2011, we increased our positions in Commercial Metals (CMC) 0.54%, Tempur-Pedic (TPX) 1.59%, and Texas Industries (TXI) 3.91%.  We also entered into new positions in Cummins (CMI) 2.93%, Hyperdynamics (HDY) 2.40%, and Union Pacific (UNP) 3.87%.

Hodges Small Cap Fund (HDPSX) -

The Hodges Small Cap Fund’s one year return at March 31, 2011 was 36.76% compared to 25.79% for the Russell 2000® Index.  As of March 31, 2011 the Hodges Small Cap Fund’s:  one-year return was 36.76% compared to its Lipper peer group average of 25.20%, which ranked the Fund in the top 2% of its Lipper small cap core peer group among 809 funds, based on total returns; three-year return was 10.53% compared to its Lipper peer group average of 8.10%, which ranked the Fund in the top 19% of its Lipper small cap core peer group among 725 funds, based on total returns.

The Fund remains invested in industrials, energy, transportation, and several consumer related names that have contributed to the Fund’s solid performance.  However, the Fund has recently taken profits in several stocks that appeared fairly valued relative to their underlying fundamentals.  Looking ahead, we are also finding opportunities in a broader number of sectors in the small cap universe and have increased the Fund’s exposure among various technology names.  While we believe small cap stocks will require a greater degree of stock

Hodges Mutual Funds

selection in 2011 compared to many larger cap names, we are still finding ample opportunities in many underfollowed small companies that exhibit compelling investment merits.  In some cases, this is due in part to the fact that it is easier for smaller companies to grow in a more moderate economic environment.  In addition, we expect high levels of cash on corporate balance sheets and low interest rates to potentially facilitate merger and acquisition activity as larger companies seek external growth to supplement organic growth in their core businesses.  The top holdings in the Small Cap Fund at the end of the recent quarter included Brigham Exploration (BEXP) 5.21%, Atwood Oceanics (ATW) 3.90%, Omnivision Technologies (OVTI) 3.49%, Jos. A. Bank Clothiers (JOSB) 3.21%, Kansas City Southern (KSU) 3.05%, Maidenform Brands (MFB) 2.60%, PriceSmart (PSMT) 2.57%, Cooper Tire & Rubber (CTB) 2.53%, LSB Industries (LXU) 2.50% and Cirrus Logic (CRUS) 2.36%.

Hodges Equity Income Fund (HDPEX) -

The Hodges Equity Income Fund produced a solid return for the fiscal year ending March 31, 2011.  Over these twelve months, the Fund was up 16.69% compared to a 15.65% return for the S&P 500.  The Fund’s yield before expenses at the end of the year was 3.75% compared to a 1.90% dividend yield on the S&P 500.

The Fund’s objective is both long-term capital appreciation and income through investments in dividend paying stocks. With roughly one third of the stocks in the S&P 500 now supporting dividend yields that exceed the yield on five-year Treasuries, we are still finding plenty of attractive dividend paying stocks that offer upside potential in addition to dividend income.  Top holdings in the Equity Income Fund include Exxon Mobil Corp (XOM) 4.30%, International Business Machines (IBM) 4.17%, Taiwan Semiconductor (TSM) 4.15%, Verizon Communications (VZ) 3.94%, Transocean (RIG) 3.65%, Union Pacific (UNP) 3.35%, Cinemark Holdings (CNK) 3.30%, Targa Resources (TRGP) 3.09%, Diamond Offshore (DO) 2.98%, and Coca-Cola (KO) 2.83%. Overweight sectors include energy, consumer staples, and technology companies that we believe will benefit from an improving U.S. economy, as well as long term international growth opportunities.

Hodges Blue Chip 25 Fund (HDPBX) -

For the year ending March 31, 2011, the Hodges Blue Chip 25 Fund was up 8.73% compared to a 16.69% return for the Russell 1000® Index. Although we believe the relative performance for a concentrated portfolio to any benchmark is less significant over a short period of time, the Fund underperformed its large cap benchmark due to a handful of technology and consumer stocks that lagged

Hodges Mutual Funds

the large cap index in the recent quarter. Furthermore, we have positioned the Fund’s concentrated portfolio of large cap companies to capitalize on a rotation into higher quality stocks that have lagged during the market’s recent recovery.

The top holdings in the Blue Chip 25 Fund at the end of the recent quarter included International Business Machines (IBM) 6.34%, Microsoft Corp (MSFT) 5.91%, Chesapeake Energy (CHK) 5.21%, Boeing (BA) 5.17%, Transocean (RIG) 4.85%, Exxon Mobil (XOM) 4.58%, Costco (COST) 4.56%, Hershey Co. (HSY) 4.23%, Coca-Cola (KO) 4.13%, and Starbucks (SBUX) 4.02%. While the number of holdings in the Fund may range between 20 to 30 stocks, the Fund held a total of 24 stocks at the end of the recent quarter and was well represented across a broad number of industry sectors.

Hodges Pure Contrarian Fund (HDPCX) -

Outperforming the S&P 500 over the past twelve months, the Hodges Pure Contrarian Fund returned 16.24% compared to a 15.65% return for the S&P 500.  The Fund’s objective is to generate long-term capital appreciation by investing in out-of-favor or unloved stocks.  We expect this strategy to be very rewarding over a long investment horizon.  However, short-term performance may often be less correlated with the broader market due to the general nature of contrarian investing.

Although the contrarian strategy requires a careful stock selection and a longer-term investment horizon, we are finding plenty of intriguing opportunities for this Fund.  Most recently, the Fund has found out-of-favor investment opportunities in a handful of basic material stocks, several energy companies that are under the radar of mainstream investors, turnaround situations in a few consumer stocks, as well as the widely-despised airlines. The top holdings in the Pure Contrarian Fund at the end of the recent quarter included Texas Industries (TXI) 4.36%, Belo Corp. (BLC) 4.25%, Commercial Metals (CMC) 4.19%, Encore Wire (WIRE) 4.11%, Chesapeake Energy (CHK) 3.23%, Harry Winston Diamond (HWD) 3.12%, HyperDynamics Corp. (HDY) 3.03%, Luby’s Inc. (LUB) 2.91%, Chico’s FAS (CHS) 2.87%, and Delta Airlines (DAL) 2.83%.

In conclusion, we remain encouraged with the long-term investment merits surrounding the Hodges Mutual Funds.  Now offering five mutual funds that cover all major segments of the domestic equity market, we have the opportunity to serve a wider array of the diversification needs of most financial advisors and individual investors.  Like many of you, all of our portfolio managers are shareholders in all five of the Hodges Funds.  Our entire investment team of four portfolio managers, five analysts, and one senior trader

Hodges Mutual Funds

are hard at work diligently studying companies, meeting with management teams, observing trends, and attempting to navigate through the daily noise surrounding today’s financial markets.  Feel free to contact us directly if we can address any specific questions.

We welcome further questions and comments at (214) 954-1954 or (888) 878-4426.

Sincerely,

Don Hodges	Craig Hodges
Co-Portfolio Manager	Co-Portfolio Manager

Eric Marshall	Gary Bradshaw
Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of Craig Hodges, Don Hodges, Gary Bradshaw and Eric Marshall which are subject to change. It is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security. Portfolio composition and company ownership are subject to daily change.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Options and future contracts have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. These risks may be greater than risks associated with more traditional investments. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Non-diversified funds, such as the Hodges Pure Contrarian Fund, may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund. Investments in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

Hodges Mutual Funds

Fund holdings and/or sector allocations are subject to change at any time and are not recommended to buy or sell any security. Holding weights referenced on prior pages are based on total assets. Please refer to the Schedule of Investments in this report for more complete information regarding the Funds’ holdings.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The highest percentile rank is 1 and the lowest is 100. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.  Past performance does not guarantee future results.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.  The Russell 1000® Index is a subset of the Russell 3000® Index and consists of the 1,000 of the largest companies comprising over 90% of the total market capitalization of all listed U.S. stocks.  You cannot invest directly in an index.

Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to share price.

Price-Earnings Ratio - P/E Ratio:  A valuation ratio of a company’s current share price compared to its per-share earnings.

Quasar Distributors, LLC, Distributor

Hodges Mutual Funds

SECTOR ALLOCATION At March 31, 2011 (Unaudited)

Hodges Fund

Hodges Small Cap Fund

*Cash equivalents and other assets less liabilities.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

SECTOR ALLOCATION At March 31, 2011 (Unaudited) (Continued)

Hodges Blue Chip 25 Fund

Hodges Equity Income Fund

*Cash equivalents and other assets less liabilities.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

SECTOR ALLOCATION At March 31, 2011 (Unaudited) (Continued)

Hodges Pure Contrarian Fund

*Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2011 (Unaudited)

As a shareholder of the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution and/or service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/10-3/31/11).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee

Hodges Mutual Funds

EXPENSE EXAMPLE For the Six Months Ended March 31, 2011 (Unaudited) (Continued)

equal to 1% of the net amount of the redemption if you redeem shares less than 30 calendar days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hodges Mutual Funds

EXPENSE EXAMPLE For the Six Months Ended March 31, 2011 (Unaudited) (Continued)

Hodges Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/10	Value 3/31/11	10/1/10 – 3/31/11*
Retail Class Actual	$1,000	$1,200	$8.01
Retail Class Hypothetical
(5% annual return
before expenses)	$1,000	$1,018	$7.34
Institutional Class Actual	$1,000	$1,202	$6.04
Institutional Class
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.54

*
Expenses are equal to the Hodges Fund’s expense ratio for the most recent six month period of 1.46% for the Retail Class shares, and 1.10% for the Institutional Class shares, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Small Cap Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/10	Value 3/31/11	10/1/10 – 3/31/11*
Retail Class Actual	$1,000	$1,269	$7.92
Retail Class
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.04
Institutional Class Actual	$1,000	$1,269	$6.51
Institutional Class
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.79

*
Expenses are equal to the Hodges Small Cap Fund’s expense ratio for the most recent six month period of 1.40% (fee and waivers in effect) for the Retail Class shares, and 1.15% (fee waivers in effect) for the Institutional Class shares, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Mutual Funds

EXPENSE EXAMPLE For the Six Months Ended March 31, 2011 (Unaudited) (Continued)

Hodges Blue Chip 25 Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/10	Value 3/31/11	10/1/10 – 3/31/11*
Actual	$1,000	$1,118	$6.86
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$6.54

*
Expenses are equal to the Hodges Blue Chip 25 Fund’s expense ratio for the most recent six month period of 1.30% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Equity Income Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/10	Value 3/31/11	10/1/10 – 3/31/11*
Actual	$1,000	$1,131	$6.91
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$6.54

*
Expenses are equal to the Hodges Equity Income Fund’s expense ratio for the most recent six month period of 1.30% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Pure Contrarian Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/10	Value 3/31/11	10/1/10 – 3/31/11*
Actual	$1,000	$1,181	$7.61
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.04

*
Expenses are equal to the Hodges Pure Contrarian Fund’s expense ratio for the most recent six month period of 1.40% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Fund – Retail Shares
Value of $10,000 vs. S&P 500® Index

Average Annual Total Return
Returns for the Periods Ended March 31, 2011
				Since Inception
	1 Year	5 Year	10 Year	(10/9/92)
Hodges Fund - Retail Shares	17.73%	-0.19%	10.31%	9.70%
S&P 500® Index	15.65%	2.62%	3.29%	8.77%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2001, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for the index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund – Institutional Shares
Value of $1,000,000 vs. S&P 500® Index

Average Annual Total Return
Returns for the Periods Ended March 31, 2011
		Since Inception
	1 Year	(12/12/08)
Hodges Fund - Institutional Shares	18.09%	28.11%
S&P 500® Index	15.65%	22.18%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 12, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for the index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Cap Fund – Retail Shares
Value of $10,000 vs. Russell 2000® Index

Average Annual Total Return
Returns for the Periods Ended March 31, 2011
			Since Inception
	1 Year	3 Year	(12/18/07)
Hodges Small Cap Fund - Retail Shares	36.76%	10.53%	7.84%
Russell 2000® Index	25.79%	8.57%	4.96%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 18, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for the index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Cap Fund – Institutional Shares
Value of $1,000,000 vs. Russell 2000® Index

Average Annual Total Return
Returns for the Periods Ended March 31, 2011
		Since Inception
	1 Year	(12/12/08)
Hodges Small Cap Fund - Institutional Shares	37.90%	45.65%
Russell 2000® Index	25.79%	30.97%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 12, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for the index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Blue Chip 25 Fund
Value of $10,000 vs. Russell 1000® Index

Average Annual Total Return
Returns for the Periods Ended March 31, 2011
		Since Inception
	1 Year	(9/10/09)
Hodges Blue Chip 25 Fund	8.73%	10.43%
Russell 1000® Index	16.69%	19.98%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for the index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Equity Income Fund
Value of $10,000 vs. S&P 500® Index

Average Annual Total Return
Returns for the Periods Ended March 31, 2011
		Since Inception
	1 Year	(9/10/09)
Hodges Equity Income Fund	16.69%	17.95%
S&P 500® Index	15.65%	18.96%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for the index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Pure Contrarian Fund
Value of $10,000 vs. S&P 500® Index

Average Annual Total Return
Returns for the Periods Ended March 31, 2011
		Since Inception
	1 Year	(9/10/09)
Hodges Pure Contrarian Fund	16.24%	22.82%
S&P 500® Index	15.65%	18.96%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for the index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Shares		Value
COMMON STOCKS: 90.7%
Apparel Manufacturing: 0.7%
1,000,000	Heelys, Inc.*1	$2,300,000
Basic Materials Manufacturing: 0.6%
100,000	Commercial
	Metals Co.	1,727,000
Broadcasting: 3.1%
5,800,000	Sirius XM
	Radio, Inc.*	9,628,000
Computer & Electronic Products: 1.6%
490,000	Napco Security
	Technologies, Inc.*2	1,146,600
300,000	Taiwan
	Semiconductor
	Manufacturing Co.
	Ltd. - ADR	3,654,000
		4,800,600
Food & Beverage Manufacturing: 0.7%
200,000	Dean Foods Co.*	2,000,000
Food Services: 4.1%
1,200,000	Luby’s, Inc.*1,2	6,348,000
600,000	Rocky Mountain
	Chocolate
	Factory, Inc.1,2	6,234,000
		12,582,000
Furniture Manufacturing: 1.6%
100,000	Tempur-Pedic
	International, Inc.*	5,066,000
General Manufacturing: 13.6%
1,902,900	A.T. Cross Co. -
	Class A*1,2	20,284,914
85,000	Cummins, Inc.	9,317,700
275,000	Texas Industries, Inc.	12,438,250
		42,040,864
Mining, Oil & Gas Extraction: 19.6%
330,000	Chesapeake
	Energy Corp.	11,061,600
360,400	Cubic Energy, Inc.*	257,866
130,000	Devon Energy Corp.	11,930,100
1,650,000	Hyperdynamics
	Corp.*	7,623,000
1,100,000	SandRidge
	Energy, Inc.*	14,080,000
200,000	Transocean Ltd.*	15,590,000
		60,542,566
Movie Production & Theaters: 2.5%
398,000	Cinemark
	Holdings, Inc.	7,701,300
Publishing Industries: 14.0%
1,020,000	A.H. Belo Corp. -
	Class A*1	8,527,200
2,900,000	Belo Corp.*	25,549,000
600,000	Gannett Co., Inc.	9,138,000
		43,214,200
Retail: 13.2%
600,000	Chico’s FAS, Inc.	8,940,000
510,000	PriceSmart, Inc.	18,686,400
250,000	Wal-Mart
	Stores, Inc.	13,012,500
		40,638,900
Transportation & Warehousing: 13.8%
1,150,000	AMR Corp.*	7,429,000
900,000	Delta Air
	Lines, Inc.*	8,820,000
353,494	Frozen Food Express
	Industries, Inc.*	1,223,090
1,000,000	Southwest
	Airlines Co.	12,630,000
125,000	Union Pacific Corp.	12,291,250
		42,393,340
Utilities: 1.6%
300,000	Clean Energy
	Fuels Corp.*	4,914,000
TOTAL COMMON STOCKS
(Cost $212,250,463)		279,548,770

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2011 (Continued)

Shares		Value
PARTNERSHIPS & TRUSTS: 5.9%
Land Ownership & Leasing: 5.9%
408,000	Texas Pacific
	Land Trust1,2	$18,102,960
TOTAL PARTNERSHIPS & TRUSTS
(Cost $11,184,416)		18,102,960
WARRANT: 0.0%
Food Services: 0.0%
2,214	Krispy Kreme
	Doughnuts, Inc.,
	Expiration:
	March, 2012,
	Exercise Price: $12.21*	376
TOTAL WARRANT
(Cost $0)		376

Contracts
(100 shares per contract)
PURCHASED CALL OPTION: 0.5%
Transportation Equipment: 0.5%
1,000	The Boeing Co.
	Expiration:
	January, 2012,
	Exercise Price: $60.00	1,595,000
TOTAL PURCHASED CALL OPTION
(Cost $1,152,150)		1,595,000

Shares
SHORT-TERM INVESTMENTS: 5.9%
Money Market Funds: 5.9%
11,961,923	Fidelity Money
	Market Portfolio -
	Select Class, 0.16%3	11,961,923
6,298,877	Invesco STIC
	Prime Portfolio -
	Institutional Class, 0.12%3	6,298,877
		18,260,800
TOTAL SHORT-TERM INVESTMENTS
(Cost $18,260,800)		18,260,800
TOTAL INVESTMENTS
IN SECURITIES: 103.0%
(Cost $242,847,829)		317,507,906
Liabilities in Excess of
Other Assets: (3.0)%		(9,159,793)
TOTAL NET ASSETS: 100.0%		$308,348,113

ADR - American Depository Receipt
*	Non-income producing security.
1	Affiliated company as defined by the Investment Company Act of 1940.
2	A portion of this security is considered illiquid. As of March 31, 2011, the total market value of the portion of the investments considered illiquid were $31,182,520 or 10.1% of total net assets.
3	7-day yield as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Shares		Value
COMMON STOCKS: 96.2%
Administrative, Support & Waste Management
Services: 1.8%
50,000	The Geo
	Group, Inc.*	$1,282,000
Apparel Manufacturing: 8.1%
20,000	G-III Apparel
	Group Ltd.*	751,600
300,000	Heelys, Inc.*1	690,000
550,000	Joe’s Jeans, Inc.*	583,000
65,000	Maidenform
	Brands, Inc.*	1,857,050
25,000	Oxford
	Industries, Inc.	854,750
20,000	Steven Madden Ltd.*	938,600
		5,675,000
Basic Materials Manufacturing: 2.0%
80,000	Commercial
	Metals Co.	1,381,600
Chemical Manufacturing: 4.4%
50,000	Impax
	Laboratories, Inc.*	1,272,500
45,000	LSB Industries, Inc.*	1,783,800
		3,056,300
Computer & Electronic Products: 7.2%
80,000	Cirrus Logic, Inc.*	1,682,400
20,000	Data I/O Corp.*	120,200
20,000	FARO
	Technologies, Inc.*	800,000
70,000	Omnivision
	Technologies, Inc.*	2,487,100
		5,089,700
Electrical Equipment: 3.1%
20,000	AZZ, Inc.	912,000
30,000	General Cable Corp.*	1,299,000
		2,211,000
Finance & Insurance: 2.6%
50,000	Hallmark Financial
	Services, Inc.*	419,000
140,000	SWS Group, Inc.	849,800
70,000	U.S. Global
	Investors, Inc.	567,700
		1,836,500
Food & Beverage Manufacturing: 1.4%
100,000	Dean Foods Co.*	1,000,000
Food Services: 3.1%
20,000	Cracker Barrel Old
	Country Store, Inc.	982,800
220,000	Luby’s, Inc.*1	1,163,800
		2,146,600
Furniture Manufacturing: 2.2%
30,000	Tempur-Pedic
	International, Inc.*	1,519,800
General Manufacturing: 17.2%
80,000	A.T. Cross Co. -
	Class A*1	852,800
70,000	Cooper Tire &
	Rubber Co.	1,802,500
40,000	Encore Wire Corp.	973,600
80,000	GrafTech
	International Ltd.*	1,650,400
50,000	Helen of Troy Ltd.*	1,470,000
70,000	John Bean
	Technologies Corp.	1,346,100
70,000	Temple-Inland, Inc.	1,638,000
25,000	Texas Industries, Inc.	1,130,750
15,000	Veeco
	Instruments, Inc.*	762,600
20,000	Westport
	Innovations, Inc.*	439,600
		12,066,350
Medical Equipment & Supplies: 2.2%
65,000	MAKO
	Surgical Corp.*	1,573,000
Medical Equipment Manufacturing: 0.9%
20,000	Masimo Corp.	662,000
Mining, Oil & Gas Extraction: 12.0%
60,000	Atwood
	Oceanics, Inc.*	2,785,800

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2011 (Continued)

Shares		Value
COMMON STOCKS: 96.2% (Continued)
Mining, Oil & Gas Extraction: 12.0% (Continued)
100,000	Brigham
	Exploration Co.*	$3,718,000
150,000	Crosstex Energy, Inc.	1,492,500
100,000	HyperDynamics
	Corp.*	462,000
		8,458,300
Movie Production & Theaters: 1.9%
70,000	Cinemark
	Holdings, Inc.	1,354,500
Publishing Industries: 2.1%
170,000	Belo Corp.*	1,497,700
Retail: 11.2%
100,000	Chico’s FAS, Inc.	1,490,000
50,000	Delta Apparel, Inc.*	714,500
45,000	Jos. A. Bank
	Clothiers, Inc.*	2,289,600
50,000	PriceSmart, Inc.	1,832,000
110,000	Sally Beauty
	Holdings, Inc.*	1,541,100
		7,867,200
Technology Services: 1.5%
75,000	Entropic
	Communications,
	Inc.*	633,750
50,000	Points
	International Ltd.*	448,500
		1,082,250
Transportation & Warehousing: 8.9%
20,000	Alaska Air
	Group, Inc.*	1,268,400
100,000	AMR Corp.*	646,000
15,000	Bristow Group, Inc.*	709,500
40,000	Kansas City
	Southern*	2,178,000
25,000	Kirby Corp.*	1,432,250
		6,234,150
Utilities: 2.4%
50,000	Clean Energy
	Fuels Corp.*	819,000
70,000	GASFRAC Energy
	Services, Inc.*	898,917
		1,717,917
TOTAL COMMON STOCKS
(Cost $51,322,010)		67,711,867
PARTNERSHIPS & TRUSTS: 1.9%
Land Ownership & Leasing: 1.9%
30,000	Texas Pacific
	Land Trust1	1,331,100
TOTAL PARTNERSHIPS & TRUSTS
(Cost $802,931)		1,331,100
SHORT-TERM INVESTMENT: 2.6%
Money Market Fund: 2.6%
1,797,409	Fidelity Money
	Market Portfolio -
	Select Class, 0.16%2	1,797,409
TOTAL SHORT-TERM INVESTMENT
(Cost $1,797,409)		1,797,409
TOTAL INVESTMENTS
IN SECURITIES: 100.7%
(Cost $53,922,350)		70,840,376
Liabilities in Excess of
Other Assets: (0.7)%		(474,581)
TOTAL NET ASSETS: 100.0%		$70,365,795

*	Non-income producing security.
1	Affiliated company as defined by the Investment Company Act of 1940.
2	7-day yield at March 31, 2011

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip 25 Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Shares		Value
COMMON STOCKS: 88.2%
Arts, Entertainment, & Recreation: 2.4%
3,500	The Walt Disney Co.	$150,815
Basic Materials Manufacturing: 2.1%
3,000	Vulcan Materials Co.	136,800
Computer & Electronic Products: 16.1%
2,500	International Business
	Machines Corp.	407,675
15,000	Microsoft Corp.	380,400
7,000	Texas
	Instruments, Inc.	241,920
		1,029,995
Finance & Insurance: 2.5%
3,500	American Express Co.	158,200
Food & Beverage Products: 12.3%
4,000	The Coca-Cola Co.	265,400
5,000	The Hershey Co.	271,750
3,500	J.M. Smucker Co.	249,865
		787,015
Food Services: 4.0%
7,000	Starbucks Corp.	258,650
Household Products: 2.9%
3,000	Procter & Gamble Co.	184,800
Industrial: 1.6%
5,000	General Electric Co.	100,250
Mining, Oil & Gas Extraction: 13.8%
10,000	Chesapeake
	Energy Corp.	335,200
2,500	Schlumberger Ltd.	233,150
4,000	Transocean Ltd.*	311,800
		880,150
Petroleum Products: 7.1%
1,500	Chevron Corp.	161,145
3,500	Exxon Mobil Corp.	294,455
		455,600
Pharmaceuticals: 3.7%
4,000	Johnson & Johnson	237,000
Retail: 8.5%
4,000	Costco
	Wholesale Corp.	293,280
4,800	Wal-Mart Stores, Inc.	249,840
		543,120
Transportation & Warehousing: 6.0%
13,000	Southwest Airlines Co.	164,190
2,250	Union Pacific Corp.	221,243
		385,433
Transportation Equipment: 5.2%
4,500	The Boeing Co.	332,685
TOTAL COMMON STOCKS
(Cost $5,030,801)		5,640,513

PARTNERSHIPS & TRUSTS: 2.6%
Land Ownership & Leasing: 2.6%
3,800	Texas Pacific
	Land Trust1	168,606
TOTAL PARTNERSHIPS & TRUSTS
(Cost $114,484)		168,606

SHORT-TERM INVESTMENTS: 7.1%
Money Market Funds: 7.1%
231,523	Fidelity Money
	Market Portfolio -
	Select Class, 0.16%2	231,523
221,952	Invesco STIC
	Prime Portfolio -
	Institutional Class,
	0.12%2	221,952
		453,475
TOTAL SHORT-TERM INVESTMENTS
(Cost $453,475)		453,475
TOTAL INVESTMENTS
IN SECURITIES: 97.9%
(Cost $5,598,760)		6,262,594
Other Assets in Excess
of Liabilities: 2.1%		131,101
TOTAL NET ASSETS: 100.0%		$6,393,695

*	Non-income producing security.
1	Affiliated company as defined by the Investment Company Act of 1940.
2	7-day yield as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

Hodges Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Shares		Value
COMMON STOCKS: 90.7%
Chemical Manufacturing: 2.9%
6,000	E.I. du Pont de
	Nemours & Co.	$329,820
Computer & Electronic Products: 8.5%
3,000	International Business
	Machines Corp.	489,210
40,000	Taiwan
	Semiconductor
	Manufacturing Co.
	Ltd. - ADR	487,200
		976,410
Food & Beverage Products: 8.3%
5,000	The Coca-Cola Co.	331,750
2,500	J.M. Smucker Co.	178,475
8,000	Kraft Foods, Inc.	250,880
3,000	PepsiCo, Inc.	193,230
		954,335
Food Services: 3.1%
2,000	McDonald’s Corp.	152,180
20,000	Rocky Mountain
	Chocolate Factory,
	Inc.1	207,800
		359,980
General Manufacturing: 4.4%
20,000	The Female
	Health Co.	99,800
5,000	Kimberly-Clark Corp.	326,350
3,000	Mattel, Inc.	74,790
		500,940
Household Products: 2.7%
5,000	Procter & Gamble Co.	308,000
Industrial: 2.8%
16,000	General Electric Co.	320,800
Mining, Oil & Gas Extraction: 10.8%
4,500	Diamond Offshore
	Drilling, Inc.	349,650
2,500	Southern Copper
	Corp.	100,675
10,000	Targa Resources Corp.	362,400
5,500	Transocean Ltd.*	428,724
		1,241,449
Movie Production & Theaters: 3.4%
20,000	Cinemark
	Holdings, Inc.	387,000
Petroleum Products: 9.1%
2,000	Chevron Corp.	214,860
4,000	ConocoPhillips	319,440
6,000	Exxon Mobil Corp.	504,780
		1,039,080
Pharmaceuticals: 5.3%
5,000	Eli Lilly & Co.	175,850
5,000	Johnson & Johnson	296,250
4,000	Merck & Co., Inc.	132,040
		604,140
Retail: 3.8%
30,000	Educational
	Development Corp.	179,400
5,000	Wal-Mart Stores, Inc.	260,250
		439,650
Telecommunications: 9.4%
10,000	AT&T, Inc.	306,000
6,000	CenturyLink, Inc.	249,300
12,000	Verizon
	Communications,
	Inc.	462,480
5,000	Windstream Corp.	64,350
		1,082,130
Transportation & Warehousing: 3.4%
4,000	Union Pacific Corp.	393,320
Transportation Equipment: 2.7%
4,250	The Boeing Co.	314,203
Utilities: 9.5%
4,000	Atmos Energy Corp.	136,400
9,000	CenterPoint
	Energy, Inc.	158,040
6,000	Consolidated
	Edison, Inc.	304,320

The accompanying notes are an integral part of these financial statements.

Hodges Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2011 (Continued)

Shares		Value
COMMON STOCKS: 90.7% (Continued)
Utilities: 9.5% (Continued)
16,000	Duke Energy Corp.	$290,400
5,000	Exelon Corp.	206,200
		1,095,360
Wholesale Trade: 0.6%
2,500	Sysco Corp.	69,250
TOTAL COMMON STOCKS
(Cost $9,274,038)		10,415,867
CONVERTIBLE PREFERRED STOCK: 2.4%
General Manufacturing: 2.4%
6,000	Archer Daniels
	Midland Co.	270,900
TOTAL CONVERTIBLE PREFERRED STOCK
(Cost $248,922)		270,900
PARTNERSHIPS & TRUSTS: 5.7%
Real Estate Investment Trust: 5.7%
1,500	Great Northern Iron
	Ore Properties	187,650
7,000	HCP, Inc.	265,580
5,000	Mesabi Trust	205,700
		658,930
TOTAL PARTNERSHIPS & TRUSTS
(Cost $619,767)		658,930
SHORT-TERM INVESTMENT: 2.3%
Money Market Fund: 2.3%
267,719	Fidelity Money
	Market Portfolio -
	Select Class, 0.16%2	267,719
TOTAL SHORT-TERM INVESTMENT
(Cost $267,719)		267,719
TOTAL INVESTMENTS
IN SECURITIES: 101.1%
(Cost $10,410,446)		11,613,416
Liabilities in Excess of
Other Assets: (1.1)%		(130,685)
TOTAL NET ASSETS: 100.0%		$11,482,731

ADR - American Depository Receipt
*	Non-income producing security.
1	Affiliated company as defined by the Investment Company Act of 1940.
2	7-day yield as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Shares		Value
COMMON STOCKS: 96.2%
Agriculture: 1.3%
5,000	Alico, Inc.	$133,850
Apparel Manufacturing: 5.0%
7,000	G-III Apparel
	Group Ltd.*	263,060
105,000	Heelys, Inc.*1	241,500
		504,560
Basic Materials Manufacturing: 4.2%
25,200	Commercial
	Metals Co.	435,204
Broadcasting: 2.5%
150,000	Sirius XM Radio, Inc.*	249,000
Computer & Electronic Products: 1.0%
217,379	Intrusion, Inc.*1,2	97,842
Construction: 2.7%
37,000	PulteGroup, Inc.*	273,800
Finance & Insurance: 4.7%
40,000	Penson
	Worldwide, Inc.*	268,400
25,000	U.S. Global
	Investors, Inc.	202,750
		471,150
Food & Beverage Manufacturing: 2.5%
20,000	Dean Foods Co.*	200,000
10,000	Smart Balance, Inc.*	45,900
		245,900
Food Services: 4.4%
20,000	Krispy Kreme
	Doughnuts, Inc.*	140,800
57,000	Luby’s, Inc.*1	301,530
		442,330
Furniture & Related Products: 1.4%
30,000	Furniture Brands
	International, Inc.*	136,500
General Manufacturing: 19.7%
25,000	A.T. Cross Co. -
	Class A*1	266,500
5,000	BP PLC - ADR	220,700
17,500	Encore Wire Corp.	425,950
10,000	Ennis, Inc.	170,300
15,000	Kulicke & Soffa
	Industries, Inc.*	140,250
10,000	Texas
	Industries, Inc.	452,300
3,183	Tootsie Roll
	Industries, Inc.	90,261
10,000	Westport
	Innovations, Inc.*	219,800
		1,986,061
Land Ownership & Leasing: 3.1%
5,000	The St. Joe Co.*	125,350
5,000	Tejon Ranch Co.*	183,700
		309,050
Medical Equipment Manufacturing: 1.4%
20,000	Boston
	Scientific Corp.*	143,800
Mining, Oil & Gas Extraction: 18.0%
4,000	Atwood
	Oceanics, Inc.*	185,720
10,000	Chesapeake
	Energy Corp.	335,200
325,000	Cubic Energy, Inc.*	232,538
20,000	Harry Winston
	Diamond Corp.*	323,600
68,000	HyperDynamics
	Corp.*	314,160
15,000	SandRidge
	Energy, Inc.*	192,000
3,000	Transocean Ltd.*	233,850
		1,817,068
Petroleum Products: 1.1%
14,000	Aegean Marine
	Petroleum
	Network, Inc.	114,240
Publishing Industries: 11.1%
35,000	A.H. Belo Corp. -
	Class A*1	292,600
50,000	Belo Corp.*	440,500

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

SCHEDULE OF INVESTMENTS at March 31, 2011 (Continued)

Shares		Value
COMMON STOCKS: 96.2% (Continued)
Publishing Industries: 11.1% (Continued)
15,000	Gannett Co., Inc.	$228,450
17,000	New York
	Times Co.*	160,990
		1,122,540
Retail: 4.0%
20,000	Chico’s FAS, Inc.	298,000
10,000	Stein Mart, Inc.	101,100
		399,100
Transportation & Warehousing: 8.1%
35,000	AMR Corp.*	226,100
30,000	Delta Air Lines, Inc.*	294,000
30,000	Frozen Food Express
	Industries, Inc.*	103,800
15,000	Southwest
	Airlines Co.	189,450
		813,350
TOTAL COMMON STOCKS
(Cost $8,027,323)		9,695,345
PARTNERSHIPS & TRUSTS: 1.3%
Land Ownership & Leasing: 1.3%
3,000	Texas Pacific
	Land Trust1	133,110
TOTAL PARTNERSHIPS & TRUSTS
(Cost $90,237)		133,110

SHORT-TERM INVESTMENTS: 5.0%
Money Market Funds: 5.0%
361,806	Fidelity Money
	Market Portfolio -
	Select Class, 0.16%3	361,806
147,192	Invesco STIC
	Prime Portfolio -
	Institutional Class, 0.12%3	147,192
		508,998
TOTAL SHORT-TERM INVESTMENTS
(Cost $508,998)		508,998
TOTAL INVESTMENTS
IN SECURITIES: 102.5%
(Cost $8,626,558)		10,337,453
Liabilities in Excess of
Other Assets: (2.5)%		(253,478)
TOTAL NET ASSETS: 100.0%		$10,083,975

ADR - American Depository Receipt
*	Non-income producing security.
1	Affiliated company as defined by the Investment Company Act of 1940.
2	A portion of this security is considered illiquid. As of March 31, 2011, the total market value of the investments considered illiquid were $86,387 or 0.9% of total net assets.
3	7-day yield as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2011

	Hodges	Hodges Small
	Fund	Cap Fund
ASSETS
Investments in unaffiliated securities, at value (Cost
$199,797,766 and $51,041,994, respectively) (Note 2)	$255,710,832	$66,802,676
Investments in securities of affiliated issuers, at value
(Cost $43,050,063 and $2,880,356, respectively) (Note 6)	61,797,074	4,037,700
Total investments, at value
(Cost $242,847,829 and $53,922,350, respectively)	317,507,906	70,840,376
Cash	16	—
Receivables:
Investment securities sold	22,673	434,230
Fund shares sold	213,737	128,630
Dividends and interest	190,993	11,924
Prepaid expenses	22,056	14,046
Total assets	317,957,381	71,429,206

LIABILITIES
Payables:
Investment securities purchased	8,674,390	906,932
Fund shares redeemed	366,659	36,305
Investment advisory fees, net	221,699	38,929
Administration fees	11,094	3,064
Custody fees	2,821	1,170
Distribution fees	201,355	37,309
Fund accounting fees	19,418	4,646
Transfer agent fees	50,312	7,790
Chief Compliance Officer fees	2,198	640
Other accrued expenses	59,322	26,626
Total liabilities	9,609,268	1,063,411
NET ASSETS	$308,348,113	$70,365,795

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2011 (Continued)

	Hodges	Hodges Small
	Fund	Cap Fund
COMPONENTS OF NET ASSETS
Paid-in capital	$406,498,108	$49,448,903
Accumulated net realized gain (loss)
on investments and options	(172,810,072)	3,998,866
Net unrealized appreciation on investments and options	74,660,077	16,894,158
Net unrealized appreciation on foreign currency transactions	—	23,868
Net assets	$308,348,113	$70,365,795

COMPUTATION OF NET ASSET VALUE
Retail Class:
Net assets	$307,176,781	$67,818,723
Shares issued and outstanding (unlimited number
of shares authorized without par value)	13,065,629	5,389,300
Net asset value, and redemption price per share	$23.51	$12.58

Institutional Class:
Net assets	$1,171,332	$2,547,072
Shares issued and outstanding (unlimited number
of shares authorized without par value)	49,576	200,498
Net asset value, and redemption price per share	$23.63	$12.70

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2011

	Hodges Blue	Hodges Equity	Hodges Pure
	Chip 25 Fund	Income Fund	Contrarian Fund
ASSETS
Investments in unaffiliated securities,
at value (Cost $5,484,276, $10,227,480
and $7,630,401, respectively) (Note 2)	$6,093,988	$11,405,616	$9,004,371
Investments in affiliated securities,
at value (Cost $114,484, $182,966
and $996,157, respectively) (Note 6)	168,606	207,800	1,333,082
Total investments, at value
(Cost $5,598,760, $10,410,446
and $8,626,558, respectively)	6,262,594	11,613,416	10,337,453
Receivables:
Investment securities sold	137,119	47,509	—
Fund shares sold	2,550	87,408	7,760
Dividends and interest	6,528	16,867	4,757
Due from advisor, net	1,744	—	—
Prepaid expenses	18,242	18,552	19,972
Total assets	6,428,777	11,783,752	10,369,942

LIABILITIES
Payables:
Distribution to shareholders	—	56,417	—
Investment securities purchased	—	188,910	211,952
Fund shares redeemed	245	15,489	33,701
Investment advisory fees, net	—	1,626	1,542
Administration fees	443	631	520
Custody fees	885	979	890
Distribution fees	3,679	6,554	6,099
Fund accounting fees	588	769	1,090
Transfer agent fees	3,459	3,933	4,516
Chief Compliance Officer fees	755	744	731
Other accrued expenses	25,028	24,969	24,926
Total liabilities	35,082	301,021	285,967
NET ASSETS	$6,393,695	$11,482,731	$10,083,975

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2011 (Continued)

	Hodges Blue	Hodges Equity	Hodges Pure
	Chip 25 Fund	Income Fund	Contrarian Fund
COMPONENTS OF NET ASSETS
Paid-in capital	$5,818,656	$10,143,647	$8,275,142
Accumulated net investment income	7,809	—	—
Accumulated net realized gain (loss)
on investments	(96,604)	136,114	97,938
Net unrealized appreciation
on investments	663,834	1,202,970	1,710,895
Net assets	$6,393,695	$11,482,731	$10,083,975

COMPUTATION OF NET ASSET VALUE
Net assets	$6,393,695	$11,482,731	$10,083,975
Shares issued and outstanding
(unlimited number of shares
authorized without par value)	566,812	940,632	741,532
Net asset value, and
redemption price per share	$11.28	$12.21	$13.60

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2011

	Hodges	Hodges Small
	Fund	Cap Fund
INVESTMENT INCOME
Income
Dividends from unaffiliated investments (net of $55,912
and $400 foreign withholding tax, respectively)	$2,489,590	$261,877
Dividends from affiliated investments (Note 6)	379,305	34,413
Interest	7,645	5,092
Total investment income	2,876,540	301,382

EXPENSES (Note 3)
Investment advisory fees	2,954,080	435,702
Distribution fees – Retail Class	861,730	124,405
Transfer agent fees	475,223	82,910
Administration fees	183,770	35,630
Fund accounting fees	113,599	25,843
Reports to shareholders	100,520	5,284
Interest expense	35,158	3,769
Registration fees	34,600	30,420
Miscellaneous expenses	26,527	10,660
Audit fees	25,684	19,535
Custody fees	21,101	7,966
Trustee fees	10,433	5,194
Chief Compliance Officer fees	9,938	4,627
Insurance expense	1,448	478
Legal fees	1,156	3,385
Total expenses	4,854,967	795,808
Less fees waived	—	(81,923)
Net expenses	4,854,967	713,885
Net investment loss	(1,978,427)	(412,503)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS, OPTIONS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain on unaffiliated investments and options	4,454,629	7,429,375
Net realized gain on affiliated investments (Note 6)	4,679,961	724,772
Change in unrealized appreciation
on investments and options	37,202,168	8,797,525
Change in unrealized appreciation
on foreign currency translations	—	23,868
Net realized and unrealized gain on investments,
options and foreign currency transactions	46,336,758	16,975,540
Net increase in net assets
resulting from operations	$44,358,331	$16,563,037

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2011

	Hodges Blue	Hodges Equity	Hodges Pure
	Chip 25 Fund	Income Fund	Contrarian Fund
INVESTMENT INCOME
Dividends from unaffiliated investments
(net of $0, $3,727 and $0 foreign
withholding tax, respectively)	$90,537	$311,244	$40,716
Dividends from affiliated
investments (Note 6)	798	5,000	630
Interest	492	347	1,023
Total investment income	91,827	316,591	42,369

EXPENSES (Note 3)
Investment advisory fees	34,865	49,706	78,462
Transfer agent fees	21,798	23,172	24,656
Audit fees	21,205	22,130	23,569
Registration fees	18,440	18,440	19,210
Distribution fees	13,410	19,117	23,077
Custody fees	5,087	5,510	5,782
Trustee fees	4,662	4,678	4,725
Chief Compliance Officer Fees	3,643	3,643	3,643
Administration fees	2,682	3,823	4,616
Legal fees	2,613	2,615	2,613
Fund accounting fees	2,238	4,108	5,490
Miscellaneous expenses	1,697	2,186	1,627
Reports to shareholders	1,208	1,483	1,668
Insurance expense	596	596	604
Total expenses	134,144	161,207	199,742
Less fees waived	(64,413)	(61,796)	(70,510)
Net expenses	69,731	99,411	129,232
Net investment income (loss)	22,096	217,180	(86,863)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain (loss) on
unaffiliated investments	(16,627)	6,217	7,557
Net realized gain on
affiliated investments	—	132,148	150,605
Change in net unrealized
appreciation on investments	495,283	1,002,498	1,042,810
Net realized and unrealized
gain on investments	478,656	1,140,863	1,200,972
Net increase in net assets
resulting from operations	$500,752	$1,358,043	$1,114,109

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,978,427)	$(1,419,895)
Net realized gain (loss) on unaffiliated
investments and options	4,454,629	(46,333,570)
Net realized gain (loss) on
affiliated investments (Note 6)	4,679,961	(1,794,136)
Change in net unrealized appreciation
on investments and options	37,202,168	230,811,896
Net increase in net assets
resulting from operations	44,358,331	181,264,295

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change
in outstanding shares – Retail Class (a) (b)	(151,779,479)	(9,010,346)
Net increase (decrease) in net assets derived
from net change in outstanding
shares - Institutional Class (a)	(6,369,992)	7,121,799
Total decrease in net assets from
capital share transactions	(158,149,471)	(1,888,547)
Total increase (decrease) in net assets	(113,791,140)	179,375,748

NET ASSETS
Beginning of year	422,139,253	242,763,505
End of year	$308,348,113	$422,139,253

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
	Shares	Value	Shares	Value
Retail Class
Shares sold	2,172,672	$44,541,057	7,247,891	$124,061,358
Shares redeemed (b)	(9,864,259)	(196,320,536)	(8,100,517)	(133,071,704)
Net decrease	(7,691,587)	$(151,779,479)	(852,626)	$(9,010,346)

(b)	Net of redemption fees of $31,172 and $121,969, respectively.

Institutional Class
Shares sold	—	$—	380,326	$7,135,871
Shares redeemed	(334,609)	(6,369,992)	(802)	(14,072)
Net increase (decrease)	(334,609)	$(6,369,992)	379,524	$7,121,799

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(412,503)	$(219,412)
Net realized gain on unaffiliated
investments and options	7,429,375	2,162,915
Net realized gain on affiliated investments (Note 6)	724,772	—
Net realized gain on options written	—	16,824
Change in net unrealized appreciation on
investments and options	8,797,525	13,642,544
Change in net unrealized appreciation on
foreign currency translations	23,868	—
Net increase in net assets
resulting from operations	16,563,037	15,602,871

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain:
Retail Shares	(976,831)	—
Institutional Shares	(5,422)	—
Total distributions to shareholders	(982,253)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares – Retail Shares (a) (b)	16,763,956	4,080,112
Net increase in net assets derived from net change
in outstanding shares – Institutional Shares (a)	2,276,090	93,792
Total increase in net assets
from capital share transactions	19,040,046	4,173,904
Total increase in net assets	34,620,830	19,776,775

NET ASSETS
Beginning of year	35,744,965	15,968,190
End of year	$70,365,795	$35,744,965

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
	Shares	Value	Shares	Value
Retail Shares
Shares sold	3,355,260	$34,494,852	1,171,974	$9,103,103
Shares issued
in reinvestment
of distributions	88,297	950,964	—	—
Shares redeemed (b)	(1,840,006)	(18,681,860)	(652,802)	(5,022,991)
Net increase	1,603,551	$16,763,956	519,172	$4,080,112

(b)	Net of redemption fees of $3,582 and $2,618, respectively.

Institutional Shares
Shares sold	911,187	$9,001,053	16,098	$102,813
Shares issued
in reinvestment
of distributions	499	5,422	—	—
Shares redeemed	(740,157)	(6,730,385)	(1,088)	(9,021)
Net increase	171,529	$2,276,090	15,010	$93,792

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip 25 Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31, 2011	March 31, 20101
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$22,096	$1,838
Net realized gain (loss) on unaffiliated investments	(16,627)	86,070
Change in net unrealized appreciation on investments	495,283	168,551
Net increase in net assets
resulting from operations	500,752	256,459

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(16,154)	—
From net realized gain	(166,051)	—
Total distributions to shareholders	(182,205)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a) (b)	1,223,394	4,595,295
Total increase in net assets	1,541,941	4,851,754

NET ASSETS
Beginning of year/period	4,851,754	—
End of year/period	$6,393,695	$4,851,754
Undistributed net investment income	$7,809	$1,871

(a)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended
	March 31, 2011		March 31, 20101
	Shares	Value	Shares	Value
Shares sold	146,203	$1,560,449	453,632	$4,610,507
Shares issued
in reinvestment
of distributions	15,955	168,164	—	—
Shares redeemed (b)	(47,507)	(505,219)	(1,471)	(15,212)
Net increase	114,651	$1,223,394	452,161	$4,595,295

(b)	Net of redemption fees of $47 and $51, respectively.

1	Represents the period from September 10, 2009 (commencement of operations) to March 31, 2010.

The accompanying notes are an integral part of these financial statements.

Hodges Equity Income Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31, 2011	March 31, 20101
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$217,180	$70,650
Net realized gain on unaffiliated investments	6,217	128,951
Net realized gain on affiliated investments	132,148	—
Change in net unrealized
appreciation on investments	1,002,498	200,472
Net increase in net assets
resulting from operations	1,358,043	400,073

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(219,424)	(70,842)
From net realized gain	(129,788)	—
Total distributions to shareholders	(349,212)	(70,842)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a) (b)	5,094,054	5,050,615
Total increase in net assets	6,102,885	5,379,846

NET ASSETS
Beginning of year/period	5,379,846	—
End of year/period	$11,482,731	$5,379,846

(a)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended
	March 31, 2011		March 31, 20101
	Shares	Value	Shares	Value
Shares sold	477,735	$5,430,789	498,293	$5,113,565
Shares issued
in reinvestment
of distributions	23,541	265,271	4,533	49,548
Shares redeemed (b)	(52,816)	(602,006)	(10,654)	(112,498)
Net increase	448,460	$5,094,054	492,172	$5,050,615

(b)	Net of redemption fees of $422 and $113, respectively.
1	Represents the period from September 10, 2009 (commencement of operations) to March 31, 2010.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31, 2011	March 31, 20101
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(86,863)	$(16,338)
Net realized gain on unaffiliated investments	7,557	84,521
Net realized gain on affiliated investments (Note 6)	150,605	39,697
Change in net unrealized
appreciation on investments	1,042,810	668,085
Net increase in net assets
resulting from operations	1,114,109	775,965

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(107,884)	—
Total distributions to shareholders	(107,884)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a) (b)	1,529,720	6,772,065
Total increase in net assets	2,535,945	7,548,030

NET ASSETS
Beginning of year/period	7,548,030	—
End of year/period	$10,083,975	$7,548,030

(a)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended
	March 31, 2011		March 31, 20101
	Shares	Value	Shares	Value
Shares sold	414,606	$5,119,210	669,979	$7,105,997
Shares issued
in reinvestment
of distributions	8,368	102,507	—	—
Shares redeemed (b)	(318,819)	(3,691,997)	(32,602)	(333,932)
Net increase	104,155	$1,529,720	637,377	$6,772,065

(b)	Net of redemption fees of $634 and $0, respectively.
1	Represents the period from September 10, 2009 (commencement of operations) to March 31, 2010.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2011	2010	2009	2008	2007
Retail Shares
Net asset value,
beginning of year	$19.97	$11.23	$24.61	$26.97	$25.64

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.12)*	(0.07)*	(0.01)	(0.09)	(0.05)
Net realized and
unrealized gain (loss)
on investments	3.66	8.80	(13.22)	(1.58)	2.39
Total from investment
operations	3.54	8.73	(13.23)	(1.67)	2.34

LESS DISTRIBUTIONS:
From net realized gain	—	—	(0.16)	(0.70)	(1.02)
Paid-in capital from
redemption fees
(Note 2)	0.00 **	0.01	0.01	0.01	0.01
Net asset value,
end of year	$23.51	$19.97	$11.23	$24.61	$26.97
Total return	17.73%	77.83%	(53.78)%	(6.40)%	9.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year (millions)	$307.1	$414.5	$242.7	$621.3	$616.9
Ratio of expenses to
average net assets	1.40%	1.37%	1.37%	1.37%	1.42%
Ratio of net
investment loss to
average net assets	(0.57)%	(0.42)%	(0.04)%	(0.31)%	(0.20)%
Portfolio turnover rate	64%	90%	80%	73%	62%

*	Calculated using the average shares outstanding method.
**	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period (Continued)

			December 12,
			2008*
			through
	Year Ended March 31,		March 31,
	2011	2010	2009
Institutional Shares
Net asset value,
beginning of year/period	$20.01	$11.23	$13.37

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05 **	(0.03)**	0.02
Net realized and unrealized
gain (loss) on investments	3.57	8.81	(2.16)
Total from investment operations	3.62	8.78	(2.14)
Net asset value, end of year/period	$23.63	$20.01	$11.23
Total return	18.09%	78.18%	(16.01)%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year/period (millions)	$1.2	$7.7	$0.05
Ratio of expenses to
average net assets	1.04%	1.06%	1.04	%+
Ratio of net investment
income (loss) to
average net assets	0.27%	(0.18)%	0.29	%+
Portfolio turnover rate	64%	90%	80	%^

*	Commencement of operations.
**	Calculated using the average shares outstanding method.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

				December 18,
				2007*
				through
	Year Ended March 31,			March 31,
	2011	2010	2009	2008
Retail Shares
Net asset value,
beginning of year/period	$9.37	$4.87	$9.49	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09)**	(0.06)**	(0.01)	(0.01)
Net realized and unrealized
gain (loss) on investments	3.50	4.56	(4.61)	(0.52)
Net increase from payments by
affiliates on the disposal of
investments in violation
of restrictions	—	—	—	0.02
Total from investment operations	3.41	4.50	(4.62)	(0.51)

LESS DISTRIBUTIONS:
From net realized gain	(0.20)	—	—	—
Paid-in capital from
redemption fees (Note 2)	0.00 ***	0.00 ***	0.00 ***	0.00	***
Net asset value, end of
year/period	$12.58	$9.37	$4.87	$9.49
Total return	36.76%	92.40%	(48.68)%	(5.10	)%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year/period (millions)	$67.8	$35.5	$15.9	$9.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.56%	2.01%	2.14%	2.88	%+
After fees waived and
expenses absorbed	1.40%	1.40%	1.40%	1.40	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(0.98)%	(1.42)%	(0.87)%	(1.86	%)+
After fees waived and
expenses absorbed	(0.82)%	(0.81)%	(0.13)%	(0.38	%)+
Portfolio turnover rate	109%	102%	109%	23	%^

*	Commencement of operations.
**	Calculated using the average shares outstanding method.
***	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period (Continued)

			December 12,
			2008*
			through
	Year Ended March 31,		March 31,
	2011	2010	2009
Institutional Shares
Net asset value,
beginning of year/period	$9.38	$4.87	$5.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.04)**	(0.05)**	(0.00	)**
Net realized and unrealized
gain (loss) on investments	3.56	4.56	(0.58)
Total from investment operations	3.52	4.51	(0.58)

LESS DISTRIBUTIONS:
From net realized gain	(0.20)	—	—
Paid-in capital from
redemption fees (Note 2)	0.00 ***	0.00 ***	0.00	***
Net asset value, end of year/period	$12.70	$9.38	$4.87
Total return	37.90%	92.61%	(10.64	)%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$2.6	$0.3	$0.07

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.30%	1.76%	1.89	%+
After fees waived and expenses absorbed	1.15%	1.15%	1.15	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.54)%	(1.22)%	(0.62	%)+
After fees waived and expenses absorbed	(0.39)%	(0.61)%	0.12	%+
Portfolio turnover rate	109%	102%	109	%^

*	Commencement of operations.
**	Calculated using the average shares outstanding method.
***	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip 25 Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

		September 10,
		2009*
	Year Ended,	through
	March 31,	March 31,
	2011	2010
Net asset value, beginning of year/period	$10.73	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.04 **	0.01	**
Net realized and unrealized
gain on investments	0.87	0.72
Total from investment operations	0.91	0.73

LESS DISTRIBUTIONS:
From net investment income	(0.03)	—
From net realized gain	(0.33)	—
Total distributions	(0.36)	—
Paid-in capital from redemption fees (Note 2)	0.00 ***	0.00	***
Net asset value, end of year/period	$11.28	$10.73
Total return	8.73%	7.30	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$6.4	$4.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.50%	5.01	%+
After fees waived and expenses absorbed	1.30%	1.30	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.79)%	(3.62	)%+
After fees waived and expenses absorbed	0.41%	0.09	%+
Portfolio turnover rate	46%	31	%^

*	Commencement of operations.
**	Calculated using the average shares outstanding method.
***	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Equity Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

		September 10,
		2009*
	Year Ended	through
	March 31,	March 31,
	2011	2010
Net asset value, beginning of year/period	$10.93	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.32 **	0.20	**
Net realized and unrealized
gain on investments	1.45	0.88
Total from investment operations	1.77	1.08

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.15)
From net realized gain	(0.18)	—
Total from distributions	(0.49)	(0.15)
Paid-in capital from redemption fees (Note 2)	0.00 ***	0.00	***
Net asset value, end of year/period	$12.21	$10.93
Total return	16.69%	10.75	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$11.5	$5.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.11%	4.96	%+
After fees waived and expenses absorbed	1.30%	1.30	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.06%	(0.30	)%+
After fees waived and expenses absorbed	2.87%	3.36	%+
Portfolio turnover rate	34%	33	%^

*	Commencement of operations.
**	Calculated using the average shares outstanding method.
***	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

		September 10,
		2009*
	Year Ended	through
	March 31,	March 31,
	2011	2010
Net asset value, beginning of year/period	$11.84	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.12)**	(0.04	)**
Net realized and unrealized
gain on investments	2.03	1.88
Total from investment operations	1.91	1.84

LESS DISTRIBUTIONS:
From net realized gain	(0.15)	—
Paid-in capital from redemption fees (Note 2)	0.00 ***	—
Net asset value, end of year/period	$13.60	$11.84
Total return	16.24%	18.40	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$10.1	$7.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.16%	4.48	%+
After fees waived and expenses absorbed	1.40%	1.40	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.70)%	(3.72	)%+
After fees waived and expenses absorbed	(0.94)%	(0.64	)%+
Portfolio turnover rate	91%	29	%^

*	Commencement of operations.
**	Calculated using the average shares outstanding method.
***	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011

NOTE 1 – ORGANIZATION

The Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund (each a “Fund” and collectively the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Hodges Fund commenced operations on October 9, 1992.  The Hodges Fund currently offers two classes of shares: Retail Shares and Institutional Shares.  Retail Shares commenced operation on October 9, 1992 and Institutional Shares commenced operations on December 12, 2008. The Hodges Small Cap Fund commenced operations on December 18, 2007.  The Hodges Small Cap Fund currently offers two classes of shares: Retail Shares and Institutional Shares.  Retail Shares commenced operation on December 18, 2007 and Institutional Shares commenced operations on December 12, 2008.  The Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund commenced operations on September 10, 2009 and offer a Retail Class of shares only.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund and Hodges Pure Contrarian Fund is long-term capital appreciation.  The investment objective of the Hodges Equity Income Fund is to seek income and long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which, when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available, or if the closing price doesn’t represent fair value, are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2011, the Funds did not hold fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

The following is a summary of the inputs used to value each Fund’s net assets as of March 31, 2011:

Hodges Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks^	$279,548,770	$—	$—	$279,548,770
Partnerships & Trusts^	18,102,960	—	—	18,102,960
Warrant^	376	—	—	376
Purchased Call Option^	1,595,000	—	—	1,595,000
Short-Term
Investments	18,260,800	—	—	18,260,800
Total Investments
in Securities	$317,507,906	$—	$—	$317,507,906

Hodges Small Cap Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks^	$67,711,867	$—	$—	$67,711,867
Partnerships & Trusts^	1,331,100	—	—	1,331,100
Short-Term Investment	1,797,409	—	—	1,797,409
Total Investments
in Securities	$70,840,376	$—	$—	$70,840,376

Hodges Blue Chip 25 Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks^	$5,640,513	$—	$—	$5,640,513
Partnerships & Trusts^	168,606	—	—	168,606
Short-Term Investments	453,475	—	—	453,475
Total Investments
in Securities	$6,262,594	$—	$—	$6,262,594

Hodges Equity Income Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks^	$10,415,867	$—	$—	$10,415,867
Partnerships & Trusts^	658,930	—	—	658,930
Convertible
Preferred Stock^	270,900	—	—	270,900
Short-Term Investment	267,719	—	—	267,719
Total Investments
in Securities	$11,613,416	$—	$—	$11,613,416

^	See Schedule of Investments for industry breakout.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

Hodges Pure Contrarian Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks^	$9,695,345	$—	$—	$9,695,345
Partnerships & Trusts^	133,110	—	—	133,110
Short-Term Investments	508,998	—	—	508,998
Total Investments
in Securities	$10,337,453	$—	$—	$10,337,453

^  See Schedule of Investments for industry breakout.

There were no significant transfers into or out of Levels 1 and 2 during the year for all the Funds.

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may invest in options, traded on U.S. and foreign exchanges, on equities, debt and stock indices as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.  Each Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Balance Sheet

Fair values of Derivative instruments as of March 31, 2011:

Hodges Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2011		March 31, 2011
Derivative	Balance Sheet		Balance Sheet
Instruments	Location	Fair Value	Location	Fair Value
Equity Contracts	Investments in
unaffiliated
securities,
	at value	$1,595,000	None	$—
Total		$1,595,000		$—

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

Hodges Small Cap Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2011		March 31, 2011
Derivative	Balance Sheet		Balance Sheet
Instruments	Location	Fair Value	Location	Fair Value
Equity Contracts	None	$—	None	$—
Total		$—		$—

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2011:

Hodges Fund
Change in Unrealized
Appreciation
	Location of Gain	Realized Gain	(Depreciation)
Derivative	(Loss) on Derivatives	(Loss) on Derivatives	on Derivatives
Instruments	Recognized in Income	Recognized in Income	in Income
Equity	Realized and Unrealized
Contracts	Gain (Loss) on
	Investments and Options	$—	$442,850
Hodges Small Cap Fund
Change in Unrealized
Appreciation
	Location of Gain	Realized Gain	(Depreciation)
Derivative	(Loss) on Derivatives	(Loss) on Derivatives	on Derivatives
Instruments	Recognized in Income	Recognized in Income	in Income
Equity	Realized and Unrealized
Contracts	Gain (Loss) on
	Investments and Options	$(61,475)	$—

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

As of March 31, 2011, the Funds deferred, on a tax basis, post-October losses of:

Hodges Fund	$3,065,310
Hodges Small Cap Fund	—
Hodges Blue Chip 25 Fund	96,593
Hodges Equity Income Fund	—
Hodges Pure Contrarian Fund	—

For the period ended March 31, 2011, the Funds had the following capital loss carryforwards available for federal income tax purposes:

	Expiring March 31,
	2017	2018	2019
Hodges Fund	$6,694,591	$158,757,058	$4,036,303
Hodges Small Cap Fund	—	—	—
Hodges Blue Chip 25 Fund	—	—	—
Hodges Equity Income Fund	—	—	—
Hodges Pure Contrarian Fund	—	—	—

The Hodges Small Cap Fund had deferred straddle losses in the amount of $61,475.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010 for the Hodges Fund and Hodges Small Cap Fund); 2009-2010 for the Hodges Blue Chip 25 Fund, Hodges Equity Income Fund and Hodges Pure Contrarian Fund) or expected to be taken in the Funds’ 2011 tax returns.  The Funds identify their major tax jurisdiction as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, and Hodges Pure Contrarian Fund are normally declared and paid on an annual basis.  Distributions to shareholders from net investment income for the Hodges Equity Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Funds may purchase call options on securities and indices.  As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  As a holder of a put option, each Fund has the right to sell the underlying security at the exercise price at any time until the expiration date.  The Funds may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  Each Fund may write (sell) covered put and call options on securities, security indices and currencies in which it may invest. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

determining whether a Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 1.00% redemption fee on shares held 30 days or less.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended March 31, 2011, the following adjustments were made:

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income/(Loss)	Gain/(Loss)	Capital
Hodges Fund	1,978,427	—	(1,978,427)
Hodges Small Cap Fund	412,503	(412,503)	—
Hodges Blue Chip 25 Fund	(4)	4	—
Hodges Equity Income Fund	2,244	(2,244)	—
Hodges Pure Contrarian Fund	86,863	(60,220)	(26,643)

J.
Guarantees and Indemnifications.  In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

K.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

L.
New Accounting Pronouncements.  On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.  The effective date of the amendment is for interim and annual periods beginning after December 15, 2010.  At this time, the Funds are evaluating the implications of the update and the impact to the financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the “Advisor”) provides the Funds with investment management services under respective Investment Advisory Agreements (the “Agreements”).  Under the respective Agreements, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% for the Hodges Fund, Hodges Small Cap Fund, and Hodges Pure Contrarian Fund, and 0.65% for the Hodges Blue Chip 25 Fund

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

and Hodges Equity Income Fund, based upon the average daily net assets of each Fund.  For the year ended March 31, 2011, the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund incurred $2,954,080, $435,702, $34,865, $49,706 and $78,462, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to limit Fund expenses as follows by reducing all or a portion of its fees and reimbursing the Fund expenses so that its ratio of expenses to average net assets will not exceed:

Hodges Small Cap Fund – Retail Shares	1.40%
Hodges Small Cap Fund – Institutional Shares	1.15%
Hodges Blue Chip 25 Fund	1.30%
Hodges Equity Income Fund	1.30%
Hodges Pure Contrarian Fund	1.40%

Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the respective Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the respective Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.  Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.  For the year ended March 31, 2011, the Advisor waived $81,923, $64,413, $61,796, and $70,510 in fees for the Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund, respectively.

At March 31, 2011, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund that may be recouped was $361,530, $141,484, $138,843, and $148,581, respectively.  The Advisor may recapture portions of the above amount no later than the dates stated below:

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

	March 31, 2012	March 31, 2013	March 31, 2014
Hodges Small Cap Fund	$113,807	$165,800	$81,923
Hodges Blue Chip 25 Fund	—	$77,071	$64,413
Hodges Equity Income Fund	—	$77,047	$61,796
Hodges Pure Contrarian Fund	—	$78,071	$70,510

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

For the year ended March 31, 2011, the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund incurred $183,770, $35,630, $2,682, $3,823, and $4,616 in administration fees, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended March 31, 2011, the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund incurred $9,938, $4,627, $3,643, $3,643, and $3,643 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund’s Retail Shares may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of each Fund.  The fee is paid to the Distributor for the sale and distribution of a Fund’s shares and services it provides to shareholders.  For the year ended March 31, 2011, the Retail Classes of the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund incurred $861,730, $124,405, $13,410, $19,117, and $23,077 in distribution fees, respectively.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

For the year ended March 31, 2011, First Dallas Securities, an affiliate of the Advisor, received $461,045, $166,842, $3,405, $8,118, and $39,501 in brokerage commissions with respect to the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Funds’ portfolio transactions, respectively.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities for the Funds, excluding short-term investments, for the year ended March 31, 2011, are as follows:

	Purchases	Sales
Hodges Fund	$216,826,600	$360,361,844
Hodges Small Cap Fund	69,890,567	52,685,517
Hodges Blue Chip 25 Fund	3,327,217	2,329,897
Hodges Equity Income Fund	7,548,863	2,576,580
Hodges Pure Contrarian Fund	9,915,021	7,817,362

There were no purchases or sales of U.S. Government obligations for the year ended March 31, 2011.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2011 and the year/period ended March 31, 2010 for each Fund was as follows:

Hodges Small Cap Fund
	March 31, 2011	March 31, 2010
Distributions paid from:
Long-term capital gain*	$982,253	$—

* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Blue Chip 25 Fund
	March 31, 2011	March 31, 2010
Distributions paid from:
Ordinary income	$182,205	$—

Hodges Equity Income Fund
	March 31, 2011	March 31, 2010
Distributions paid from:
Long-term capital gain*	$999	$—
Ordinary income	$348,213	$70,842

* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

Hodges Pure Contrarian Fund
	March 31, 2011	March 31, 2010
Distributions paid from:
Ordinary income	$107,884	$—

For the years ended March 31, 2011 and March 31, 2010, there were no distributions for the Hodges Fund.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

		Hodges
	Hodges Fund	Small Cap Fund
Cost of investments	$243,104,639	$54,116,659
Gross unrealized appreciation	88,146,597	18,214,531
Gross unrealized depreciation	(13,743,330)	(1,490,814)
Net unrealized appreciation	74,403,267	16,723,717
Undistributed ordinary income	—	2,210,698
Undistributed long-term capital gain	—	2,043,952
Total distributable earnings	—	4,254,650
Other accumulated loss	(172,553,262)	(61,475)
Total accumulated gain/(loss)	$(98,149,995)	$20,916,892

	Hodges Blue	Hodges Equity
	Chip 25 Fund	Income Fund
Cost of investments	$5,598,771	$10,410,446
Gross unrealized appreciation	758,346	1,309,712
Gross unrealized depreciation	(94,523)	(106,742)
Net unrealized appreciation	663,823	1,202,970
Undistributed ordinary income	7,809	60,525
Undistributed long-term capital gain	—	75,589
Total distributable earnings	7,809	136,114
Other accumulated loss	(96,593)	—
Total accumulated gain	$575,039	$1,339,084

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

Hodges Pure
Contrarian Fund
Cost of investments	$8,626,558
Gross unrealized appreciation	1,939,374
Gross unrealized depreciation	(228,479)
Net tax unrealized appreciation	1,710,895
Undistributed long-term capital gain	97,938
Total accumulated gain	$1,808,833

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund.  For the year ended March 31, 2011, the Funds had the following transactions with affiliated companies:

Hodges Fund

As of March 31, 2011, the market value of all securities of affiliated companies held in the Hodges Fund amounted to $61,797,074 representing 20.0% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
	2010	Purchases	Sales	2011	(Loss)	Income	2011	Cost
A.H. Belo
Corp. –
Class A	1,000,000	20,000	—	1,020,000	$—	$—	$8,527,200	$2,831,403

A.T. Cross
Co. –
Class A	1,902,900	—	—	1,902,900	$—	$—	$20,284,914	$10,731,134

CPI
Corp.	400,000	25,000	425,000	—	$4,679,961	$53,625	$—	$—

Heelys,
Inc.	—	1,000,000	—	1,000,000	$—	$—	$2,300,000	$2,270,000

Luby’s.
Inc.	1,000,000	200,000	—	1,200,000	$—	$—	$6,348,000	$9,033,974

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
	2010	Purchases	Sales	2011	(Loss)	Income	2011	Cost
Rocky
Mountain
Chocolate
Factory,
Inc.	600,000	—	—	600,000	$—	$240,000	$6,234,000	$6,999,136

Texas
Pacific
Land
Trust	408,000	—	—	408,000	$—	$85,680	$18,102,960	$11,184,416
Total							$61,797,074	$43,050,063

Hodges Small Cap Fund

As of March 31, 2011, the market value of all securities of affiliated companies held in the Hodges Small Cap Fund amounted to $4,037,700, representing 5.7% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
	2010	Purchases	Sales	2011	(Loss)	Income	2011	Cost
A.T. Cross
Co. –
Class A	70,000	30,000	20,000	80,000	$(40,425)	$—	$852,800	$368,786

CPI
Corp.	55,000	30,000	85,000	—	$770,680	$28,113	$—	$—

Heelys,
Inc.	—	300,000	—	300,000	$—	$—	$ 690,000	$755,973

Luby’s,
Inc.	—	220,000	—	220,000	$—	$—	$1,163,800	$952,666

Texas
Pacific
Land
Trust	35,000	2,000	7,000	30,000	$(5,483)	$6,300	$1,331,100	$802,931
Total							$4,037,700	$2,880,356

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

Hodges Blue Chip 25 Fund

As of March 31, 2011, the market value of all securities of affiliated companies held in the Hodges Blue Chip 25 Fund amounted to $168,606, representing 2.6% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
	2010	Purchases	Sales	2011	(Loss)	Income	2011	Cost
Texas
Pacific
Land
Trust	3,800	—	—	3,800	$—	$798	$168,606	$114,484
Total							$168,606	$114,484

Hodges Equity Income Fund

As of March 31, 2011, the market value of all securities of affiliated companies held in the Hodges Equity Income Fund amounted to $207,800, representing 1.8% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
	2010	Purchases	Sales	2011	(Loss)	Income	2011	Cost
CPI
Corp.	10,000	—	10,000	—	$132,148	$—	$—	$—
Rocky
Mountain
Chocolate
Factory,
Inc.	10,000	10,000	—	20,000	$—	$5,000	$207,800	$182,966
Total							$207,800	$182,966

Hodges Pure Contrarian Fund

As of March 31, 2011, the market value of all securities of affiliated companies held in the Hodges Pure Contrarian Fund amounted to $1,333,082, representing 13.2% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
	2010	Purchases	Sales	2011	(Loss)	Income	2011	Cost
A.H. Belo
Corp. –
Class A
	25,000	10,000	—	35,000	$—	$—	$292,600	$144,817

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Continued)

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
	2010	Purchases	Sales	2011	(Loss)	Income	2011	Cost
A.T. Cross
Co. –
Class A	10,000	15,000	—	25,000	$—	$—	$266,500	$125,981

CPI
Corp.	10,000	—	10,000	—	$150,605	$—	$—	$—

Heelys,
Inc.	50,000	55,000	—	105,000	$—	$—	$241,500	$258,636

Intrusion,
Inc.	215,312	2,067	—	217,379	$—	$—	$97,842	$131,837

Luby’s,
Inc.	30,000	27,000	—	57,000	$—	$—	$301,530	$244,649

Texas
Pacific
Land
Trust	3,000	—	—	3,000	$—	$630	$133,110	$90,237
Total							$1,333,082	$996,157

NOTE 7 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Hodges Fund and Hodges Small Cap Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  For the year ended March 31, 2011, the average interest rate on the outstanding principal amount was 3.25%.  Advances are not collateralized by a first lien against each Fund’s assets.  During year ended March 31, 2011, the Hodges Fund and Hodges Small Cap Fund had an outstanding average daily loan balance of $1,245,551 and $112,833, respectively.  The maximum amount outstanding for the current lending agreement during that period was $12,820,000 for Hodges Fund and $3,208,000 for Hodges Small Cap Fund.  Interest expense amounted to $35,158 for the Hodges Fund and $3,769 for Hodges Small Cap Fund.  At March 31, 2011, the Hodges Fund and the Hodges Small Cap Fund did not have a loan payable balance.

Hodges Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Hodges Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund and Hodges Pure Contrarian Fund, each a series of Professionally Managed Portfolios, including the schedules of investments, as of March 31, 2011, and for the Hodges Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and for the Hodges Small Cap Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period December 18, 2007 (commencement of operations) to March 31, 2008, and for Hodges Blue Chip 25 Fund, Hodges Equity Income Fund and Hodges Pure Contrarian Fund, the related statements of operations, and the statements of changes in net assets and financial highlights for the year then ended and for the period September 10, 2009 (commencement of operations) to March 31, 2010.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund  as of March 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 24, 2011

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Funds’ SAI and is available without charge, upon request, by calling (866) 811-0224.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	5	Trustee,
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and business
2020 E. Financial Way			consulting); formerly,
Suite 100			Executive Vice President
Glendora, CA 91741			and Chief Operating
Officer, Integrated Asset
Management (investment
advisor and manager)
and formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	5	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The University
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		of Virginia Law
2020 E. Financial Way			(prior thereto Senior		School
Suite 100			Vice President), and		Foundation.
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Former Owner,	5	None.
(born 1938)		Term;	Golf Adventures,
c/o U.S. Bancorp		Since	LLC, (Vacation
Fund Services, LLC		May 1991.	Services); formerly
2020 E. Financial Way			President and Founder,
Suite 100			National Investor Data
Glendora, CA 91741			Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	5	Independent
(born 1950)		Term;	July 2001;		Trustee, The
c/o U.S. Bancorp		Since	formerly, Executive		Managers
Fund Services, LLC		May 1991.	Vice President,		Funds,
2020 E. Financial Way			Investment Company		Managers
Suite 100			Administration, LLC		AMG Funds,
Glendora, CA 91741			(mutual fund		Aston Funds;
			administrator).		Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel; formerly Independent Director, Guardian Mutual Funds.

Officers of the Trust
Robert M. Slotky	Chief	Indefinite	Senior Vice	Not	Not
(born 1947)	Compliance	Term; Since	President,	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Sept. 2004.	U.S. Bancorp
Fund Services, LLC	Anti-	Indefinite	Fund Services,
2020 E. Financial Way	Money	Term; Since	LLC, since
Suite 100	Laundering	Dec. 2005.	July 2001.
Glendora, CA 91741	Officer

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held
Eric W. Falkeis	President	Indefinite	Senior Vice	Not	Not
(born 1973)		Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Chief Financial
Fund Services, LLC		January	Officer (and other
615 East Michigan St.		2011.	positions), U.S.
Milwaukee, WI 53202			Bancorp Fund Services,
LLC since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		November	LLC, since 2006;
615 East Michigan St.		2009.	formerly, Manager,
Milwaukee, WI 53202			Pricewaterhouse-Coopers
LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008.	since July 2007;
Suite 100			formerly, Vice President
Glendora, CA 91741			and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Hodges Mutual Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hodges Blue Chip 25 Fund	61.53%
Hodges Equity Income Fund	78.89%
Hodges Pure Contrarian Fund	17.21%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2011, was as follows:

Hodges Blue Chip 25 Fund	61.53%
Hodges Equity Income Fund	78.40%
Hodges Pure Contrarian Fund	17.21%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224 and on the Funds’ website at www.hodgesmutualfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedule of portfolio holdings is posted on their website at www.hodgesmutualfunds.com within ten business days after calendar quarter end along with the Hodges Fund’s monthly Top 25 Holdings and monthly Top 10 Holdings for the Hodges Small Cap Fund, the Hodges Blue Chip 25 Fund, and the Hodges Pure Contrarian Fund.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-811-0224 to request individual copies of these documents.  Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Hodges Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This page is not part of the Annual Report.

FUND	Class R Shares	Class I Shares
HODGES FUND
Ticker Symbol	HDPMX	HDPIX
CUSIP	742935109	742935232
HODGES SMALL CAP FUND
Ticker Symbol	HDPSX	HDSIX
CUSIP	742935299	742935224
HODGES BLUE CHIP 25 FUND
Ticker Symbol	HDPBX	N/A
CUSIP	742935174	N/A
HODGES EQUITY INCOME FUND
Ticker Symbol	HDPEX	N/A
CUSIP	742935166	N/A
HODGES PURE CONTRARIAN FUND
Ticker Symbol	HDPCX	N/A
CUSIP	742935158	N/A

Hodges Mutual Funds
www.hodgesmutualfunds.com
(866) 811-0224

Investment Advisor
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue
Dallas, Texas 75201
(888) 878-4426
www.hodgescapital.com

Custodian	Transfer Agent
U.S. BANK, N.A.	U.S. BANCORP FUND SERVICES, LLC
1555 N. RiverCenter Drive,	P.O. Box 701
Suite 302	Milwaukee, Wisconsin 53201-0701
Milwaukee, Wisconsin 53212	(866) 811-0224

Distributor	Independent Registered
QUASAR DISTRIBUTORS, LLC	Public Accounting Firm
615 East Michigan Street	TAIT, WELLER & BAKER LLP
Milwaukee, Wisconsin 53202	1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York 10022

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that each member of the Trust’s audit committee is financially literate and independent.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other Services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Hodges Fund

	FYE 3/31/2011	FYE 3/31/2010
Audit Fees	$22,800	$22,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

Hodges Small Cap Fund

	FYE 3/31/2011	FYE 3/31/2010
Audit Fees	$18,600	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

Hodges Blue Chip 25 Fund

	FYE 3/31/2011	FYE 3/31/2010
Audit Fees	$18,600	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,200
All Other Fees	N/A	N/A

Hodges Equity Income Fund

	FYE 3/31/2011	FYE 3/31/2010
Audit Fees	$18,600	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,200
All Other Fees	N/A	N/A

Hodges Pure Contrarian Fund

	FYE 3/31/2011	FYE 3/31/2010
Audit Fees	$18,600	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2011	FYE 3/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2011	FYE 3/31/2010
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)*    /s/Eric W. Falkeis
Eric W. Falkeis, President

Date   May 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Eric W. Falkeis
Eric W. Falkeis, President

Date   May 31, 2011

By (Signature and Title)*    /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   May 31, 2011

* Print the name and title of each signing officer under his or her signature.